Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the President and Chief Executive Officer of American Science & Engineering, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.                        the Company’s Annual Report on Form 10-K for the year ended March 31, 2009 (“10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                        the information contained in the Company’s 10-K being filed fairly presents, in all material respects, the financial condition and results of operation of the Company

Date: June 10, 2009
/s/ ANTHONY R. FABIANO
Anthony R. Fabiano
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to American Science & Engineering, Inc. and will be retained by American Science & Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.